UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

DAVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 N. San Vicente Blvd. 900W

West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

(844) 857-3283

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DAVE	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	DAVEW	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K”) of Dave Inc. (the “Company”) originally filed by the Company on January 11, 2022 is being filed solely for the purpose of supplementing the historical financial statements and pro forma combined financial information provided under Items 9.01(a) and 9.01(b) in the Form 8-K to include the audited consolidated financial statements of Dave Inc. and its subsidiaries as of prior to the Mergers (collectively, “Legacy Dave”) as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Dave for the year ended December 31, 2021. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Dave as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020 are included as Exhibit 99.3 and are incorporated by reference into this Item 9.01. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Dave for the year ended December 31, 2021 is also included as Exhibit 99.4 and is incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company and Legacy Dave as of December 31, 2021 and for the year ended December 31, 2021 is set forth in Exhibit 99.5 hereto and is incorporated herein by reference into this Item 9.01.

(d) List of Exhibits.

Exhibit Number	Description

99.3	Audited consolidated financial statements of Dave Inc. as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dave Inc. for the year ended December 31, 2021

99.5	Unaudited pro forma combined financial information of VPC Impact Acquisition Holdings III, Inc. and Dave Inc. as of December 31, 2021 and for the year ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dave Inc.

Dated: March 25, 2022	/s/ Jason Wilk
Jason Wilk
Chief Executive Officer and Director